                                                                     EXHIBIT 4.1

                              [SPEECHWORKS LOGO]

                        SPEECHWORKS INTERNATIONAL, INC.

             Incorporated Under the Laws of the State of Delaware

COMMON                                                                    COMMON
NUMBER                                                                    SHARES



THIS CERTIFICATE IS TRANSFERABLE                               SEE REVERSE FOR
IN BOSTON AND NEW YORK CITY                                 CERTAIN DEFINITIONS
                                                               CUSIP 84764M 10 1


This is to Certify That                                          is the owner of




              FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON
                     STOCK, PAR VALUE $.001 PER SHARE, OF

SPEECHWORKS INTERNATIONAL, INC. (hereinafter called the "Corporation") transferable only on the books of the Corporation by the holder of record hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned.

     This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and the Restated Certificate of Incorporation and Restated Bylaws of the Corporation, as from time to time amended (copies of which are on file with the Corporation), to all of which the holder, by acceptance hereof, assents.

     This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     IN WITNESS WHEREOF, Speechworks International, Inc. has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.

Dated

                                    [SEAL]
                        SPEECHWORKS INTERNATIONAL, INC.
                                     1995
                                   DELAWARE

/s/  Michael S. Phillips                                /s/  Stuart R. Patterson
   ---------------------                                    --------------------

SECRETARY                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT
AND REGISTRAR

AUTHORIZED SIGNATURE
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                        SPEECHWORKS INTERNATIONAL, INC.


     The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon written request a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation as set forth in the Restated Certificate of Incorporation and amendments thereto filed with the Secretary of State of the State of Delaware.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right
           of survivorship and not as
           tenants in common

UNIF GIFT MIN ACT -- ..........Custodian..........
                       (Cust)             (Minor)
                     under Uniform Gifts to Minors
                     Act....................
                             (State)

    Additional abbreviations may also be used though not in the above list.


     For value received, ________________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

_______________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________

_______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, __________________


                            ___________________________________________________
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER

                            ___________________________________________________
SIGNATURE(S) OF GUARANTEED: THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN
                            ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17A4-18


     Keep this certificate in a safe place. If it is lost, stolen or destroyed the Corporation may require a bond of indemnity as a condition to the issuance of a replacement certificate.